Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

       This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 11, 2007, between Continental Fuels, Inc., a Nevada corporation (the “Company”), and Sheridan Asset Management, LLC (the
“Purchaser”).

       This Agreement is made pursuant to the Loan Agreement, dated as of the date hereof among the Company and the Purchaser and certain other parties named therein (the “Loan Agreement”).

       The Company and the Purchaser hereby agree as follows:

       1. Definitions

       Capitalized terms used and not otherwise defined herein that are defined in the Loan Agreement shall have the meanings given such terms in the Loan Agreement and the Transaction Documents (as such term is defined in the Loan Agreement). As used in this Agreement, the following terms shall have the following meanings:

         “Advice” shall have the meaning set forth in Section 6(d).

         “Commission” means the Securities and Exchange Commission.

         “Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the calendar day six (6) months after the Filing Date; provided, however, in the event the Company is notified by the Commission that the above Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the tenth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

         “Effectiveness Period” shall have the meaning set forth in Section 2(a).

         “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

         “Event” shall have the meaning set forth in Section 2(b).

         “Event Date” shall have the meaning set forth in Section 2(b).

         “Filing Date” means the date upon which the Registration Statement shall be filed by the Company.

         “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of
Registrable Securities.

         “Indemnified Party” shall have the meaning set forth in Section 5(c).

         “Indemnifying Party” shall have the meaning set forth in Section 5(c).

         “Losses” shall have the meaning set forth in Section 5(a).

         “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-
effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such
Prospectus.

         “Registrable Securities” means (i) all shares of the Company’s Common Stock issuable under the
Warrants, (ii) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing and (iii) any additional shares issuable in connection with any anti-dilution provisions in the Warrants.

         “Registration Statement” means the registration statements required to be filed hereunder including
(in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre-
and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

         “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

         “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

         “Rule 461” means Rule 461 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         “Trading Day” shall mean any day on which official trading of Over the Counter Bulletin Board securities transpires.

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       2. Registration

       (a) On or after January 1, 2009 the Holder may demand that the Company prepare and file with the
Commission, within thirty (30) days of such demand (“30-Day Period”), a Registration Statement covering the resale of all the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, if before the Filing Date, the Holder shall be permitted to liquidate all of its interest in the Company without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, then the Company’s obligation to file a Registration Statement under this Section 2(a) shall be suspended. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form
SB-2, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain
(unless otherwise directed by the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use reasonable best efforts to keep such Registration Statement continuously effective (subject to the terms of this Agreement) under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule
144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The
Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement (the “Effective Date”). The Company shall, by 9:30 a.m.
Eastern Time on the third Trading Day after the Effective Date, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within three Trading Days of such notification of effectiveness or failure to file a final Prospectus as a foresaid shall be deemed an Event under Section 2(b).

       (b) Subject to the terms and conditions of this Agreement, if (i) a Registration Statement is not filed on or prior to the end of the 30-Day Period (if the Company files a Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be
“reviewed,” or is not subject to further review; or (iii) on or prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such
Registration Statement within 30 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective; or (iv) a Registration
Statement filed or required to be filed hereunder does not become effective by its Effectiveness Date; or (v) except as otherwise permitted in this Agreement, after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holder is not permitted to utilize the Prospectus therein to resell such Registrable Securities for 10 consecutive business days but no more than an aggregate of 15 business days during any 12-month period (which need not be consecutive Trading
Days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (ii) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 30 calendar day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 business day period, as applicable, is exceeded being referred to as “Event Date”), then, following written notice by the Holder to the Company of such Event, the Company (A) shall pay the Holder an amount in cash, as liquidated damages and not as a penalty of $25,000, and (B) in the event any Event is not cured within sixty (60) days after an Event Date, the Company shall pay an additional $25,000 and such Event shall constitute an Event of Default under the Notes. The dates provided in this Section 2(b) shall be extended on a day-for-
day basis during any period during which any Holder fails to provide any information or take any other action reasonably required in order to permit registration of the Registrable Securities. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 20% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

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       3. Registration Procedures

       In connection with the Company’s registration obligations hereunder, the Company shall:

         (a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (excluding any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the
Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five Trading Days after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this
Agreement as Annex B (a “Selling Holder Questionnaire”) not less than two Trading Days following written request therefor.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond in a commercially reasonable manner to any comments received from the Commission with respect to a Registration
Statement or any amendment thereto and in a commercially reasonable manner provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the registration of all
Registrable Securities covered by a Registration Statement during the applicable period in accordance with (subject to the terms of this Agreement) the intended methods of disposition by the Holders thereof set forth in such Registration
Statement as so amended or in such Prospectus as so supplemented.

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         (c) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) in a commercially reasonable manner (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than five Trading Days following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-
effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the
Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the
Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information; provided that such Holders will not trade or take any action on any such information provided by the
Company until such information has been disclosed to the public by the Company.

         (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         (e) Upon request therefore, furnish to each Holder, without charge, at least one conformed electronic copy in .pdf format of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

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         (f) Promptly deliver to each Holder, without charge, as many copies in .pdf format of the
Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such
Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the
terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

         (g) Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable
Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

         (h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a
Registration Statement, which certificates shall be free, to the extent permitted by the Loan Agreement and applicable securities laws and laws of the jurisdiction of the Company’s incorporation, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

         (i) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably practicable under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post- effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall immediately suspend use of such Prospectus. The Company will use its reasonable best efforts to allow for the use of the Prospectus to be resumed as promptly as is practicable. Notwithstanding anything herein to the contrary, (i) the Company shall have the right to require any Holder not to sell under any Prospectus or to suspend the effectiveness thereof (but not more than three times and not for a period exceeding 45 days, in the aggregate, in any calendar year) if the Company determines, in its good faith judgment, that such offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

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         (j) Comply with all applicable rules and regulations of the Commission.

         (k) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of Registrable Securities beneficially owned by such Holder and, if required by the
Commission, the person thereof that has voting and dispositive control over such Registrable Securities. If the
Company is unable to meet any obligation, deadline or condition hereunder with respect to the registration of the
Registrable Securities due to a Holder failing to furnish such information within three Trading Days of the Company’s request, such obligation, deadline or condition shall be extended on a day-for-day basis until the Holder provides the
Company with the requisite information or takes any other action reasonably required in order for the Company to satisfy such obligation, deadline or condition set forth herein.

         (l) Subject to its obligation under Section 2(b), the Company may withdraw a Registration
Statement after filing and after such notice, but prior to the effectiveness thereof, provided that the Company shall promptly notify each Holder in writing of any such action and provided further that the Company shall bear all expenses incurred by such Holder or otherwise in connection with such withdrawn Registration Statement.

       4. Registration Expenses. All fees and expenses of the Company incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable
Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A)
with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue
Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable
Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses
(including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or underwriter fees, discounts or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

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       5. Indemnification

       (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this
Agreement, indemnify and hold harmless each Holder, the officers, directors, member, partners, agents, brokers
(including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Person with a functionally equivalent role of a Person holding such titles) of each of them, each Person who controls any such
Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, members, partners and employees (and any other Person with a functionally equivalent role of a
Person holding such titles) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees)
and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information furnished in writing to the Company by such Holder or its representatives for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a
Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

       (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all
Losses, as incurred, to the extent arising out of or based upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1)
such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the
Company by such Holder for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation except in the case of fraud by such Holder.

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       (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any
Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the
Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the
Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have prejudiced the Indemnifying
Party.

       An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified
Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the
Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such
Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe (based on written opinion of counsel) that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The
Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such
Proceeding.

       Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such
Proceeding in a reasonable manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty calendar days of written notice thereof to the Indemnifying Party; provided, that the Indemnified
Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

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       (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an
Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such
Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified
Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this
Section was available to such party in accordance with its terms. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the
Registrable Securities giving rise to such contribution obligation.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d)
were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the proceeds actually received by such Holder from the sale of the Registrable Securities except in the case of fraud by such Holder.

       The indemnity and contribution agreements contained in this Section are in addition to any liability that the
Indemnifying Parties may have to the Indemnified Parties.

       6. Miscellaneous

       (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this
Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

       (b) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the
Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. Each Holder acknowledges and agrees that the Company may, in its sole discretion, file one registration statement to fulfill its obligations to the Holder hereunder. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the
Commission, (other than registrations on Form S-4 or Form S-8 or any successor or replacement forms), provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

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       (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the
Registration Statement.

       (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such
Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such
Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable
Securities hereunder shall be subject to the provisions of Section 2(b).

       (e) Piggy-Back Registrations.

  (i) If at any time during the Effectiveness Period there is not an effective Registration
Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the
Commission a registration statement relating to an offering for its own account or the account of others under the
Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the
Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company, shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale without volume restrictions pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

         (ii) If the registration of the Registrable Securities under clause (i) immediately above is to be underwritten, then the right of any Holder to registration pursuant to this Section 6(e) shall be conditioned upon such
Holder’s participation in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter other than those relating to such Holders, their Registrable Securities and their intended methods of distribution and information about such Holders. If requested by the underwriter, the Holders will agree, for themselves and their affiliates, not to sell or offer to sell any shares of their Common Stock for a reasonable period of time (not to exceed sixty (60) days) after the Effective Date of the registration statement. Notwithstanding any other provision of this Section 6(e), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders of
Registrable Securities, and the Company shall include in such registration, prior to the inclusion of any Registrable
Securities, the number of shares of Common Stock or other capital stock of the Company elected by the Company to be included in the registration, which in the opinion of such underwriter can be sold. If any space remains for additional shares in such registration, such shares shall be allocated pro rata among Holders of Registrable Securities and all other shareholders of the Company that have contractual rights with respect to the registration of shares of capital stock held by such shareholders (the “Other Holders”) in proportion, as nearly as practicable, to the respective amounts of Registrable
Securities held by such Holders and registrable securities held by the Other Holders at the time of filing the registration statement, with further proportional allocations among the Holders and Other Holders if any such Holder or Other Holder has requested less than all such Registrable Securities it is entitled to register.

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         (iii) Upon the written request of the managing underwriter of any underwritten offering of the
Company’s Registrable Securities, a Holder of Registrable Securities shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration) without the prior written consent of Company for a period (not to exceed 30 days before the effective date and 75 days thereafter) that Company reasonably determines is necessary in order to effect the underwritten public offering; provided that each of the officers and directors of the Company shall have entered into substantially similar holdback agreements with such managing underwriter covering at least the same period.

       (f) Termination. This Agreement shall terminate with respect to any Holder on the date on which the
Holder may sell its Registrable Securities pursuant to Rule 144 under the Securities Act.

       (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders of a majority of the then outstanding Registrable Securities.

       (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Loan Agreement.

       (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of a majority of the Holders of the then-outstanding Registrable Securities, except if such assignment was in connection with a merger, combination, consolidation or a sale and transfer of substantially all of the Company’s assets. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Loan Agreement provided that such Holder shall give prompt written notice of any assignment to the Company.

       (j) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this
Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any
Person that have not been satisfied in full.

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       (k) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

       (l) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Loan Agreement.

       (m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

       (n) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.
It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

       (o) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (p) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

********************

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       IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CONTINENTAL FUELS, INC.
__________________________________________ Name: Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

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[SIGNATURE PAGE OF HOLDERS TO RRA]

Name of Investing Entity: __________________________
Signature of Authorized Signatory of Investing Entity: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

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Annex A

Plan of Distribution

       Each Selling Stockholder (the “Selling Stockholders”) of the common stock (“Common Stock”) of
CONTINENTAL FUELS, INC. (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

  ordinary brokerage transactions and transactions in which the broker-dealer solicits any purchaser;
  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
  an exchange distribution in accordance with the rules of the applicable exchange;
  privately negotiated transactions;
  settlement of short sales entered into after the date of this prospectus;
  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;
  a combination of any such methods of sale;
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or
  any other method permitted pursuant to applicable law.

       The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended
(the “Securities Act”), if available, rather than under this prospectus.

       Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

       In connection with the sale of our Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the
Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common
Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

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       The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

       The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

       Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

       We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e)
under the Securities Act or any other rule of similar effect, (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect or (iii) one year after the effective date of this prospectus. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

       Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our Common Stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation
M, which may limit the timing of purchases and sales of shares of our Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

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Annex B

CONTINENTAL FUELS, INC.

Selling Securityholder Notice and Questionnaire

       The undersigned beneficial owner of shares (the “Registrable Securities”) of common stock, par value $0.001
(the “Common Stock”), of CONTINENTAL FUELS, INC. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form
SB- 2 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights
Agreement, dated as of December ___, 2007 (the “Registration Rights Agreement”), among the Company and the
Purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

       Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

       The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3)
in the Registration Statement.

       The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

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(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes 	No 

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes 	No 

(c)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes 	No 

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

       The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

       By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any supplement or amendment thereof. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any supplement or amendment thereof.

       IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and
Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND
RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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